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EXHIBIT 10.37

        THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW OR (B) THE HOLDER SHALL DELIVER TO THE ISSUER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

NUVASIVE, INC.

Common Stock Purchase Warrant

CS - 1

To Subscribe for and Purchase 50,000 Shares of Common Stock of NuVasive, Inc.	January 16, 2002

        This certifies that, for value received, WWIP LLC, a Delaware limited liability company ("WWIP"), or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from NuVasive, Inc., a Delaware corporation (the "Company"), up to 50,000 shares (subject to adjustment as hereinafter provided) (each, a "Warrant Share" and collectively, the "Warrant Shares") of fully paid and non-assessable Common Stock of the Company (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth, at an exercise price of $0.25 per share (such price as from time to time to be adjusted as provided herein is called the "Exercise Price"), at or prior to 5:00 p.m. California time on January 16, 2012 (the "Exercise Period). This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant." This Warrant is issued to the Holder in connection with that certain Clinical Advisor and Development Agreement by and between the Holder and the Company dated January 16, 2002 (the "Development Agreement").

        Section 1.    Vesting in Warrant Shares.    Holder shall acquire a vested interest in (i) twenty-five percent (25%) of the Warrant Shares upon WWIP's completion of one (1) year of Consulting Services (as defined in the Development Agreement) measured from the date hereof and (ii) the balance of the Warrant Shares in a series of thirty-six (36) successive equal monthly installments upon WWIP's completion of each additional month of Consulting Services over the thirty-six (36)-month period measured from the first anniversary of the date hereof. In no event shall any additional Warrant Shares vest after WWIP's cessation of Consulting Services; provided, however, WWIP's Consulting Services shall not cease until WWIP fails to make itself or its employees available to perform such Consulting Services.

        Section 2.    Exercise of Warrant.    This Warrant may only be exercised for vested shares ("Vested Warrant Shares"). This Warrant is exercisable with respect to any or all of the Vested Warrant Shares, at the option of the Holder, at any time and from time to time during the Exercise Period, upon surrender of this Warrant to the Company together with (a) a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and (b) payment of an amount equal to the Exercise Price multiplied by the number of Vested Warrant Shares with respect to which this Warrant is being exercised as provided in Section 3. If the Holder exercises this Warrant with respect to less than all of the Warrant Shares represented by this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver to the Holder a new Warrant for the balance of the Warrant Shares.

        Section 3.    Payment.    Payment of the Exercise Price for the Vested Warrant Shares with respect to which this Warrant is being exercised shall be made, at the option of the Holder, (a) by delivery of cash payable by wire transfer of immediately available funds, (b) by the delivery of a cashier's or certified check, or (c) by any combination of items (a)-(b).

        Section 4.    Mechanics of Exercise.    In the event of any exercise of this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the Notice of Exercise by the Holder hereof, shall be delivered to the Holder within thirty (30) business days after the date on which this Warrant shall have been so exercised. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant is made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. Fractional shares shall be treated as set forth in Section 9 hereof.

        Section 5.    Representations and Warranties of the Holder.    The Holder hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in issuing this Warrant to the Holder, as follows:

          (a)    Purchase Entirely for Own Account.    By the Holder's execution of this Warrant, the Holder hereby confirms that this Warrant, and the Warrant Shares issuable upon exercise of this Warrant (collectively, the "Securities") shall be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Holder represents that it has full power and authority to enter into this Warrant.

          (b)    Investment Experience.    The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

          (c)    Accredited Investor.    The Holder is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as now in effect.

          (d)    Restricted Securities.    The Holder understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

          (e)    Legends.    The Holder understands that the certificates evidencing the Securities may bear one or all of the following or other legends:

              (i)  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company."

             (ii)  Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

            (iii)  Any legend required to be placed on the Securities purchased by investors in any future sale or offering of any Securities, but only to the extent that such legend is required to be placed on all other shares of Common Stock.

            (iv)  Any legend required by any future stockholders, voting or other agreement to which the Holder or Securities may be subject, but only to the extent that such legend is required to be placed on all other shares of Common Stock.

        Section 6.    Restrictions on Disposition.    Without in any way limiting the representations set forth in Section 5 above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, and in addition thereto, one of the following conditions is satisfied:

          (a)    Securities Registered.    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

          (b)    Registration Not Required.    The Holder shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of the Securities under the Act; provided, however, that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

        Section 7.    Market Stand-Off.

          (a)    Market-Standoff Period; Agreement.    Holder hereby agrees that, during the period of duration (such period not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration.

          (b)    Stop-Transfer Instructions.    In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in this Section 7).

          (c)    Transferees Bound.    Each Holder agrees that prior to the Company's initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 7.

        Section 8.    Adjustment.    The number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Exercise Price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a)    Subdivisions, Combinations and Other Issuances.    If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)    Reclassification, Reorganization and Consolidation.    In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof, including the provisions set forth in Section 1, shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

          (c)    Notice of Adjustments and Record Dates.    The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price hereunder and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least ten (10) days prior to the date specified therein.

          (d)    No Impairment.    The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Common Stock which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

        Section 9.    Fractional Shares.    No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        Section 10.    Early Termination.    In the event of, at any time during the Exercise Period, an initial public offering of securities of the Company under the Act, the Company shall provide to the Holder thirty (30) days advance written notice of such public offering, and this Warrant shall terminate unless exercised prior to the date such public offering is closed.

        Section 11.    No Stockholder Rights.    This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

        Section 12.    Transfer of Warrant.    Subject to applicable laws and the restrictions on transfer set forth pursuant to Section 6 of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the Form of Assignment attached hereto as Exhibit B to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

        Section 13.    Lost, Stolen, Mutilated, or Destroyed Warrant.    If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may reasonably impose (which shall, in the case of a mutilated warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the warrant so lost, stolen, mutilated or destroyed.

        Section 14.    Notices, Etc.    All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Company, to NuVasive, Inc., Attention: Chief Executive Officer, 10065 Old Grove Road, San Diego, CA 92131, and (b) if to the Holder, to WWIP LLC, Attention: Dr. Lytton A. Williams, 1510 San Pablo Street, Suite 700, Los Angeles, CA 90033, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

        Section 15.    Acceptance.    Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        Section 16.    Governing Law.    This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the state of California as applied to agreements among California residents entered into an to be performed entirely within California.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The Company has caused this Warrant to be duly executed and delivered on and as of the day and year first above written.

NUVASIVE, INC.,
BY:	/S/ ALEX LUKIANOV
Name:
Title:

        The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 5.

WWIP LLC,
BY:	/S/ ILLEGIBLE
Name:
Title:

[SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

EXHIBIT A

NOTICE OF EXERCISE

        (1)   The undersigned hereby elects to purchase            shares of the Common Stock of NuVasive, Inc. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

        (2)   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

        (3)   The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interest; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Date	(Signature)
(Print Name)

[SIGNATURE PAGE TO NOTICE OF EXERCISE OF COMMON STOCK PURCHASE WARRANT OF NUVASIVE, INC.]

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        For value received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Date:
Holder's Signature:
Holder's Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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  EXHIBIT 10.37
EXHIBIT A NOTICE OF EXERCISE
EXHIBIT B ASSIGNMENT FORM